UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)           November 29, 2005
Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)
(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
The Board of Directors of Martin Marietta Materials, Inc. announced the elections of Daniel G. Shephard and Bruce A. Vaio as Executive Vice Presidents of the Corporation and the promotions of Anne H. Lloyd and Roselyn R. Bar to Senior Vice Presidents of the Corporation.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release dated November 29, 2005, announcing the elections of Daniel G. Shephard and Bruce A. Vaio as Executive Vice Presidents of the Corporation and the promotions of Anne H. Lloyd and Roselyn R. Bar to Senior Vice Presidents of the Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: November 29, 2005	By:	/s/ Anne H. Lloyd

Anne H. Lloyd, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 29, 2005, announcing the elections of Daniel G. Shephard and Bruce A. Vaio as Executive Vice Presidents of the Corporation and the promotions of Anne H. Lloyd and Roselyn R. Bar to Senior Vice Presidents of the Corporation.